UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

ALION SCIENCE AND TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1300

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 918-4480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 30, 2014, Alion Science and Technology Corporation (the “Company”) announced that it had received valid tenders and consents from 88.66% of the outstanding aggregate principal amount of the 10.25% Senior Notes due 2015 (the “Unsecured Notes”), in connection with the previously disclosed exchange offer and consent solicitation (the “Exchange Offer”) by the Company. On May 29, 2014, the Company, the subsidiaries of the Company acting as guarantors (the “Guarantors”) and Wilmington Trust Company, as trustee (the “Trustee”) entered into a second supplemental indenture (the “Second Supplemental Indenture”), which supplements the Indenture dated as of February 8, 2007, as amended by the First Supplemental Indenture dated as of February 26, 2010, among the Company, the Guarantors referred to therein and the Trustee (the “Indenture”).

The Second Supplemental Indenture effects certain amendments to the Indenture, proposed in connection with the Exchange Offer, that will eliminate substantially all of the restrictive covenants in the Indenture. The Second Supplemental Indenture became effective upon signing by the parties thereto.  However, such amendments will not become operative, with respect to any Unsecured Notes that remain outstanding, unless and until the Unsecured Notes that were validly tendered prior to the date of the supplemental indenture have been accepted for exchange in accordance with the terms of the exchange offer, which is expected to occur on or about June 18, 2014.

This summary of the Second Supplemental Indenture is qualified in its entirety by reference to the Second Supplemental Indenture attached as Exhibit 4.12 hereto, which is incorporated herein by reference.

Item 8.01	Other Events.

On May 30, 2014, Alion Science and Technology Corporation issued a press release announcing the results of its previously announced exchange offer, consent solicitation and unit offering relating to the Unsecured Notes.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.12

Second Supplemental Indenture, dated as of May 29, 2014, between Alion Science and Technology Corporation, Alion -METI Corporation, Alion - CATI Corporation, Alion - JJMA Corporation, Alion - BMH Corporation, Washington Consulting, Inc., Alion - MA&D Corporation, Alion - IPS Corporation, Alion - International Corporation, Washington Consulting Government Services, Inc. and Wilmington Trust Company, as trustee.

99.1	Press Release, dated May 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2014	ALION SCIENCE AND TECHNOLOGY CORPORATION

	By:	/s/ Stacy Mendler
Name: Stacy Mendler
Title: Chief Operating Officer and Executive Vice President